Loan #952-001-200
                                                       OMB Approval No. 3245-02

                                                      ----------------------
                 U.S. Small Business Administration       SBA LOAN NUMBER
                                                      ----------------------
                                                       GP 690,093-30-10-DEN
                                                      ----------------------

                                     NOTE

                                                        Aurora, Colorado
                                                        ------------------------
                                                        (City and State)

$600,000.00                                      (Date) May 24      , 1994
 ----------                                             ------------    --

     For value received, the undersigned promises to pay to the order of Aurora
                                                                         ------
National Bank 10660 East Colfax Avenue,
-------------------------------------------------------------------------------
                                 (Payee)

at its office in the city of Aurora        , State of Colorado
                             --------------           -------------------------

or at holder's option, at such other place as may be designated from time to time by the holder Six Hundred Thousand and 00/100*****************dollars
-------------------------------------------------------------------
                              (Write out amount)

with interest on unpaid principal computed from the date of each advance to the undersigned at the rate of 9.50 percent per annum, payment to be made in
                           ----
installments as follows:

NOTE PAYABLE, TWENTY FIVE YEARS (25) years from date of Note, with monthly payment of principal interest in the amount of $5,242, beginning one (1) month(s) from date of Note, with interest at the rate of nine and one half percent (9.5%) per annum. Interest rate shall be adjusted up and down on the first business day of the quarter following first disbursement, and the first business day of each quarter thereafter, by adding two and three quarters (2.75%) percentage points to the lowest New York prime rate as published in the Wall Street Journal. Each installment should be applied first to interest accrued to the date of receipt of said installment, the balance, if any, to principal. Holder should give written notice to the undersigned of each increase or decrease in the rate within thirty (30) days after the effective date of each rate adjustment .

If the undersigned shall be in default in payment due on the indebtedness herein and the Small Business Administration (SBA) purchases its guaranteed portion of said indebtedness, the rate of interest herein shall become fixed at the rate in effect as of the initial date of default. If the undersigned shall not be in default in payment when SBA purchases its guaranteed portion, then the rate of interest herein shall be fixed at the rate in effect as of the date of purchase by SBA.

Notwithstanding anything stated in the above terms if the interest rate is changed, then the principal balance due and owing on the loan shall be reamortized for the remaining term of the loan, and monthly payment shall be applied first to interest accrued to the date of receipt of said installment, and the balance if any, to principal.

Borrower agrees to pay a late charge equal to 5% (cannot exceed 5%) of the payment amount due if such payment is not received within ten (10) days of the due date. Funds received from the Borrower will be applied first to interest to the date of receipt, then to principal and then to the late fee.

     If this Note contains a fluctuating interest rate, the notice provision is not a pre-condition for fluctuation (which shall take place regardless of notice). Payment of any installment of principal or interest owing on this Note may be made prior to the maturity date thereof without penalty. Borrower shall provide lender with written notice of intent to prepay part or all of this loan at least three (3) weeks prior to the anticipated prepayment date. A prepayment is any payment made ahead of schedule that exceeds twenty (20) percent of the then outstanding principal balance. If borrower makes a prepayment and fails to give at least three weeks advance notice of intent to prepay, then, notwithstanding any other provision to the contrary in this note or other document, borrower shall be required to pay lender three weeks interest on the unpaid principal as of the date preceding such prepayment.

    This promissory note is given to secure a loan which SBA is making or in which it is participating and, pursuant to Part 101 of the Rules and Regulations of SBA (13 CF.R. 101 1(d)), this instrument is to be construed and (when SBA is the Holder or a party in interest) enforced in accordance with applicable Federal law.



ATTEST:
                                         Pitchers!, Inc., A Colorado Corporation
                                         DBA: Pitchers

/s/ Carol J. Hanson  Sec./Treas.
-------------------------------
Secretary/Treasurer

                                         By: /s/ Herbert I. Lee, President
                                            ------------------------------------
                                            Herbert I. Lee, President


                                         By: /s/ Lorry D. Hanson, Vice President
                                            ------------------------------------
                                            Lorry D. Hanson, Vice President

                                         By: /s/ Jean A. Sertich, Vice President
                                            ------------------------------------
                                            Jean Sertich, Vice President

                                         By: /s/ Carol Hanson, Sec/Treasurer
                                            ------------------------------------
                                            Carol Hanson, Secretary/Treasurer



--------------------------------------------------------------------------------
     Note.--Corporate applicants must execute Note, in corporate name, by duly authorized officer, and seal must be affixed and duly attested: partnership applicants must execute Note in firm name, together with signature of a general partner.

SBA Form 147 (5-87)                                                    Page 2
                           U.S. GOVERNMENT PRINTING OFFICE : 1993 O - 151-355

U.S. Small Business Administration                        SBA LOAN NUMBER
                                                     GP 690,049-30-09-DEN
                                     NOTE

                                                      Aurora, Colorado
                                                      ----------------
                                                      (City and State)

$200,000.00                                        (Date) May 24    , 1994
                                                          ----------    --

  For value received, the undersigned promises to pay to the order of Aurora
                                                                      ------
National Bank    10660 East Colfax Avenue
----------------------------------------------------------------------------
                                    (Payee)

at its office in the city of Aurora             , State of Colorado 80010
                             ___________________           ______________

or at holder's option, at such other place as may be designated from time to time by the holder Two Hundred Thousand Dollars and 00/100************dollars
                   ___________________________________________________
                              (Write out amount)
with interest on unpaid principal computed from the date of each advance to the undersigned at the rate of 9.50% percent annum, payment to be made in
                           ----
installments as follows:

THIS IS A VARIABLE INTEREST RATE NOTE.
NOTE PAYABLE: SEVEN (7) years from date of Note, with monthly payment of principal and interest in the amount of $3,269, beginning one (1) month(s) from date of Note, with interest at the rate of nine and one half percent (9.5%) per annum. Interest rate shall be adjusted up or down on the first business day of the quarter following first disbursement, and the first business day of each quarter thereafter, by adding two and three quarters (2.75%) percentage points to the lowest New York prime rate as published in the Wall Street Journal. Each installment should be applied first to interest accrued to the date of receipt of said installment, and the balance, if any, to principal. Holder should give written notice to the undersigned of each increase or decrease in the rate within thirty (30) days after the effective date of each rate adjustment.

If the undersigned shall be in default in payment due on the indebtedness herein and the Small Business Administration (SBA) purchases its guaranteed portion of said indebtedness, the rate of interest herein shall become fixed at the rate in effect as of the initial date of default. If the undersigned shall not be in default in payment when SBA purchases its guaranteed portion, then the rate of interest herein shall be fixed at the rate in effect as of the date of purchase by SBA.

Notwithstanding anything stated in the above terms if the interest rate is changed, then the principal balance due and owing on the loan shall be reamortized for the remaining term of the loan, and monthly payment shall be applied first to interest accrued to the date of receipt of said installment, and the balance if any, to principal.

Borrower agrees to pay a late charge equal to 5% (cannot exceed 5%) of the payment amount due if such payment is not received within ten (10) days of the due date. Funds received from the Borrower will be applied first to interest to the date of receipt, then to principal and then to the late fee.

     If this Note contains a fluctuating interest rate, the notice provision is not a pre-condition for fluctuation (which shall take place regardless of notice). Payment of any installment of principal or interest owing on this Note may be made prior to the maturity date thereof without penalty. Borrower shall provide lender with written notice of intent to prepay part or all of this loan at least three (3) weeks prior to the anticipated prepayment date. A prepayment is any payment made ahead of schedule that exceeds twenty (20) percent of the then outstanding principal balance. If borrower makes a prepayment and fails to give at least three weeks advance notice of intent to prepay, then notwithstanding any other provision to the contrary in this note or other document, borrower shall be required to pay lender three weeks interest on the unpaid principal as of the date preceding such prepayment.

        The term "Indebtedness" as used herein shall mean the indebtedness evidenced by this Note, including principal, interest, and expenses whether contingent, now due or hereafter to become due and whether heretofore or contemporaneously herewith or hereafter contracted. The term "Collateral" as used in this Note shall mean any funds, guaranties or other property or rights therein of any nature whatsoever or the proceeds thereof which may have been, are, or hereafter may be, hypothecated, directly or indirectly by the undersigned or others, in connection with, or as security for, the Indebtedness or any part thereof. The Collateral, and each part thereof, shall secure the Indebtedness and each part thereof. The covenants and conditions set forth or referred to in any and all instruments of hypothecation constituting the Collateral are hereby incorporated in this Note as covenants and conditions of the undersigned with the same force and effect as though such covenants and conditions were fully set forth herein.

        The Indebtedness shall immediately become due and payable, without notice or demand, upon the appointment of a receiver or liquidator, whether voluntary or involuntary, for the undersigned or for any of its property, or upon the filing of a petition by or against the undersigned under the provisions of any State Insolvency law or under the provisions of the Bankruptcy Reform Act of 1978, as amended, or upon the making by the undersigned of an assignment for the benefit of its creditors. Holder is authorized to declare all or any part of the Indebtedness immediately due and payable upon the happening of any of the following events: (1) Failure to pay any part of the Indebtedness when due; (2) nonperformance by the undersigned of any agreement with, or any condition imposed by. Holder or Small Business Administration (hereinafter called "SBA"), with respect to the Indebtedness; (3) Holder's discovery of the undersigned's failure in any application of the undersigned to Holder or SBA to disclose any fact deemed by Holder to be material or of the making therein or in any of the said agreements, or in any affidavit or other documents submitted in connection with said application or the indebtedness, of any misrepresentation by, on behalf of, or for the benefit of the undersigned; (4) the reorganization, (other than a reorganization pursuant to any of the provisions of the Bankruptcy Reform Act of 1978, as amended) or merger or consolidation of the undersigned (or the making of any agreement therefor) without the prior written consent of Holder;
(5) the undersigned's failure duly to account, to Holder's satisfaction, at such time or times as Holder may require, for any of the Collateral, or proceeds thereof, coming into the control of the undersigned; or (6) the institution of any suit affecting the undersigned deemed by Holder to affect adversely its interest hereunder in the Collateral or otherwise. Holder's failure to exercise its rights under this paragraph shall not constitute a waiver thereof.

        Upon the nonpayment of the Indebtedness, or any part thereof, when due, whether by acceleration or otherwise, Holder is empowered to sell, assign, and deliver the whole or any part of the Collateral at public or private sale, without demand, advertisement or notice of the time or place of sale or of any adjournment thereof, which are hereby expressly waived. After deducting all expenses incidental to or arising from such sale or sales, Holder may apply the residue of the proceeds thereof to the payment of the Indebtedness, as it shall deem proper, returning the excess, if any, to the undersigned. The undersigned hereby waives all right of redemption or appraisement whether before or after sale.

        Holder is further empowered to collect or cause to be collected or otherwise to be converted into money all or any part of the Collateral, by suit or otherwise, and to surrender, compromise, release, renew, extend, exchange, or substitute any Item of the Collateral in transactions with the undersigned or any third party, irrespective of any assignment thereof by the undersigned, and without prior notice to or consent of the undersigned or any assignee. Whenever any Item of the Collateral shall not be paid when due, or otherwise shall be in default, whether or not the indebtedness, or any part thereof, has become due. Holder shall have the same rights and powers with respect to such item of the Collateral as are granted in this paragraph in case of nonpayment of the indebtedness, or any part thereof, when due. None of the rights, remedies, privileges, or powers of Holder expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other right, remedy, privilege, and power now or hereafter existing in favor of Holder, whether at law or equity, by statute or otherwise.

        The undersigned agrees to take all necessary steps to administer, supervise, preserve, and protect the Collateral; and regardless of any action taken by Holder, there shall be no duty upon Holder in this respect. The undersigned shall pay all expenses of any nature, whether incurred in or out of court, and whether incurred before or after this Note shall become due at its maturity date or otherwise, including but not limited to reasonable attorney's fees and costs, which Holder may deem necessary or proper in connection with the satisfaction of the Indebtedness or the administration, supervision, preservation, protection of (including, but not limited to, the maintenance of adequate insurance) or the realization upon the Collateral. Holder is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the amount of the Indebtedness, and charge interest thereon at the rate specified herein with respect to the principal amount of this Note.

        The security rights of Holder and its assigns hereunder shall not be impaired by Holder's sale, hypothecation or rehypothecation of any note of the undersigned or any item of the Collateral, or by any indulgence, including but not limited to (a) any renewal, extension, or modification which Holder may grant with respect to the indebtedness or any part thereof, or (b) any surrender, compromise, release, renewal, extension, exchange, or substitution which Holder may grant in respect of the Collateral, or (c) any indulgence
granted in respect of any endorser, guarantor, or surety.   The purchaser,
assignee, transferee, or pledges of this Note, the Collateral and guaranty, and any other document (or any of them), sold, assigned, transferred, pledged, or repledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note and all applications of the undersigned to Holder or SBA, as if said purchaser, assignee, transferee, or pledgee were originally named as Payee in this Note and in said application or applications.

    The term "Indebtedness" as used herein shall mean the indebtedness evidenced by this Note, including principal, interest, and expenses, whether contingent, now due or hereafter to become due and whether heretofore or contemporaneously herewith or hereafter contracted. The term "Collateral" as used in this Note shall mean any funds, guaranties, or other property or rights therein of any nature whatsoever or the proceeds thereof which may have been, are, or hereafter may be, hypothecated directly or indirectly by the undersigned or others, in connection with, or as security for, the Indebtedness or any part thereof. The Collateral, and each part thereof, shall secure the indebtedness and each part thereof. The covenants and conditions set forth or referred to in any and all instruments of hypothecation constituting the Collateral are hereby incorporated in this Note as covenants and conditions of the undersigned with the same force and effect as though such covenants and conditions were fully set forth herein.

    The Indebtedness shall immediately become due and payable, without notice or demand, upon the appointment of a receiver or liquidator, whether voluntary or involuntary, for the undersigned or for any of its property, or upon the filing of a petition by or against the undersigned under the provisions of any State insolvency law or under the provisions of the Bankruptcy Reform Act of 1978, as amended, or upon the making by the undersigned of an assignment for the benefit of its creditors. Holder is authorized to declare all or any part of the Indebtedness immediately due and payable upon the happening of any of the following events: (1) Failure to pay any part of the Indebtedness when due; (2) nonperformance by the undersigned of any agreement with, or any condition imposed by, Holder or Small Business Administration (hereinafter called "SBA"), with respect to the indebtedness; (3) Holder's discovery of the undersigned's failure in any application of the undersigned to Holder or SBA to disclose any fact deemed by Holder to be material or of the making therein or in any of the said agreements, or in any affidavit or other documents submitted in connection with said application or the indebtedness, of any misrepresentation by, on behalf of, or for the benefit of the undersigned; (4) the reorganization (other than a reorganization pursuant to any of the provisions of the Bankruptcy Reform Act of 1978, as amended) or merger or consolidation of the undersigned (or the making of any agreement therefor) without the prior written consent of Holder;
(5) the undersigned's failure duly to account, to Holder's satisfaction, at such time or times as Holder may require, for any of the Collateral, or proceeds thereof, coming into the control of the undersigned; or (6) the institution of any suit affecting the undersigned deemed by Holder to affect adversely its interest hereunder in the Collateral or otherwise. Holder's failure to exercise its rights under this paragraph shall not constitute a waiver thereof.

    Upon the nonpayment of the indebtedness, or any part thereof, when due, whether by acceleration or otherwise, Holder is empowered to sell assign, and deliver the whole or any part of the Collateral at public or private sale, without demand, advertisement or notice of the time or place of sale or of any adjournment thereof, which are hereby expressly waived. After deducting all expenses incidental to or arising from such sale or sales, Holder may apply the residue of the proceeds thereof to the payment of the Indebtedness, as it shall deem proper, returning the excess, if any, to the undersigned. The undersigned hereby waives all right of redemption or appraisement whether before or after sale.

    Holder is further empowered to collect or cause to be collected or otherwise to be converted into maney all or any part of the Collateral, by suit or otherwise, and to surrender, compromise, release, renew, extend, exchange, or substitute any item of the Collateral in transactions with the undersigned or any third party, irrespective of any assignment thereof by the undersigned, and without prior notice to or consent of the undersigned or any assignee. Whenever any item of the Collateral shall not be paid when due, or otherwise shall be in default, whether or not the indebtedness, or any part thereof, has become due, Holder shall have the same rights and powers with respect to such item of the Collateral as are granted in this paragraph in case of nonpayment of the Indebtedness, or any part thereof, when due. None of the rights, remedies, privileges, or powers of Holder expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other right, remedy, privilege, and power now or hereafter existing in favor of Holder, whether at law or equity, by statute or otherwise.

    The undersigned agrees to take all necessary steps to administer, supervise, preserve, and protect the Collateral; and regardless of any action taken by Holder, there shall be no duty upon Holder in this respect. The undersigned shall pay all expenses of any nature, whether incurred in or out of court, and whether incurred before or after this Note shall become due at its maturity date or otherwise, including but not limited to reasonable attorney's fees and costs, which Holder may deem necessary or proper in connection with the satisfaction of the Indebtedness or the administration, supervision, preservation, protection of (including, but not limited to, the maintenance of adequate insurance) or the realization upon the Collateral. Holder is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the amount of the indebtedness, and charge interest thereon at the rate specified herein with respect to the principal amount of this Note.

    The security rights of Holder and its assigns hereunder shall not be impaired by Holder's sale, hypothecation or rehypothecation of any note of the undersigned or any item of the Collateral, or by any indulgence, including but not limited to (a) any renewal, extension, or modification which Holder may grant with respect to the Indebtedness or any part thereof, or (b) any surrender, compromise, release, renewal, extension, exchange, or substitution which Holder may grant in respect of the Collateral, or (c) any indulgence granted in respect of any endorser, guarantor, or surety. The purchaser, assignee, transferee or pledgee of this Note, the Collateral, and guaranty, and any other document (or any of them), sold, assignee, transferred, pledged, or repledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note and all applications of the undersigned to Holder or SBA, as if said purchaser, assignee, transferee, or pledgee were originally named as Payee in this Note and in said application or applications.

Loan #961-001-100

Pitchers, Inc.


    This promissory note is given to secure a loan which SBA is making or in which it is participating and, pursuant to Part 101 of the Rules and Regulations of SBA (13 C.F.R. 101.1(d)), this instrument is to be construed and (when SBA is the Holder or a party in interest) enforced in accordance with applicable Federal law.


                                         Pitchers!, Inc., A Colorado Corporation
                                         DBA: Pitchers

ATTEST:                                  By: /s/ Herbert I. Lee, Pres.
                                            ---------------------------------
                                            Herbert I. Lee, President


/s/ Carol J. Hanson, Sec/Treasurer
----------------------------------
Secretary/Treasurer

                                         By: /s/ Lorry D. Hanson, Vice Pres.
                                            ----------------------------------
                                               Lorry D. Hanson, Vice President

                                         By: /s/ Jean A. Sertich, Vice President
                                            ----------------------------------
                                               Jean Sertich, Vice President

                                         By: /s/ Carol Hanson, Sec/Treasurer
                                            ---------------------------------
                                               Carol Hanson, Secretary/Treasurer

03-16-1998                   PROMISSORY NOTE                       Page 2
Loan No 697345083              (Continued)
=============================================================================
PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. EACH BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

PITCHERS!, INC.

By: /s/ Herbert I. Lee
   --------------------------------------
   HERBERT I. LEE, PRESIDENT

By: /s/ Lorry D. Hanson
   --------------------------------------
   LORRY D. HANSON, VICE PRESIDENT

By: /s/ Jean A. Sertich
   --------------------------------------
   JEAN A. SERTICH, VICE PRESIDENT

By: /s/ Carol A. Van Gytenbeek
   --------------------------------------
   CAROL A. VAN GYTENBEEK, SECRETARY/TREASURER

 x: /s/ Herbert I. Lee
   --------------------------------------
   HERBERT I. LEE, Co-Borrower

 x: /s/ Lorry D. Hanson
   --------------------------------------
   LORRY D. HANSON, Co-Borrower

 x: /s/ Jean A. Sertich
   --------------------------------------
   JEAN A. SERTICH, Co-Borrower

 x: /s/ Carol A. Van Gytenbeek
   --------------------------------------
   CAROL A. VAN GYTENBEEK, Co-Borrower

=============================================================================

                                PROMISSORY NOTE

----------------------------------------------------------------------------------------------------------------
Principal     Loan Date      Maturity     Loan No.    Call     Collateral      Account     Officer     Initials
$35,382.00    03-16-1998     06-16-1998   607346083   500          35          P0263750       SG          --
----------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
----------------------------------------------------------------------------------------------------------------

Borrower:    PITCHERSI, INC. (TIN:84-1121594), ET. AL.      Lender:    Aurora National Bank
             2862 W. BOWLES                                            19640 E. Colfax Avenue
             LITTLETON, CO   80129                                     PO Box 128
                                                                       Aurora, CO 89810-5030

================================================================================

Principal Amount: $35,382.00    Interest Rate: 9.750%    Date of Note: March 16, 1998

PROMISE TO PAY, PITCHERSI, INC., HERBERT I, LEE, LORRY D. HANSON, JEAN A. SERTICH and CAROL A. VAN GYTENBEEK (referred to in this Note individually and collectively as "Borrower") jointly and severally promise to pay to Aurora National Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Thirty Five Thousand Three Hundred Eighty Two & 00/100 Dollars ($35,382.00) or so much as may be outstanding, together with interest at the rate of 9.750% per annum on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on June 16, 1998. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning April 16, 1998, and all subsequent interest payments are due on the same day of each month after that. The annual interest rate for this Note is computed on a 366/350 book; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.0000% of the regularly scheduled payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws.
(e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (h) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, interest notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the interest rate on this Note to 21.000% per annum, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of Colorado. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Arapohoe County, the State of Colorado. This Note shall be governed by and construed in accordance with the laws of the State of Colorado.

RIGHTS OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

COLLATERAL. This Note is secured by SECURED BY FURNITURE, FIXTURES, EQUIPMENT, INVENTORY AND GENERAL INTANGIBLES OF 10178 E. HAMPDEN AVE, DENVER, CO., 1100 W. DRAKE ROAD, FT. COLLINS, CO. 80526, 1870 S. CHAMBERS ROAD, AURORA, CO. 80017, AND 148 VAN GORDEN LAKEWOOD, CO 80228.

LINE OF CREDIT. This Note evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note may be requested either orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address show above written notice of revocation of their authority:
HERBERT I. LEE, PRESIDENT; LORRY D. HANSON, VICE PRESIDENT; JEAN A. SERTICH, VICE PRESIDENT; and CAROL A. VAN GYTENBEEK, SECRETARY/TREASURER. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

CROSS-COLLATERALIZATION. THIS LOAN IS CROSS-COLLATERALIZED WITH LOAN NUMBERS 981001100, 952001200, 597341779 AND 697346091.

GENERAL PROVISIONS. Lender may delay or forego enforcing any of its rights or remedies under this Note without losing them. Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (e) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how,when and what application of payments and credits shall be made on any other indebtedness owing by such other borrower. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties agree that lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

       B A N K                                          COMMERCIAL
East Colfax at Ironton      LORRY D. HANSON             PROMISSORY
    P.O. Box 128            JEAN A. SERTICH                NOTE
Aurora, Colorado 80040
   (303) 364-7671
       "Lender"                ADDRESS

                           2852 W. BOWLES
                           LITTLETON, CO 80120
                           TELEPHONE NO.        IDENTIFICATION NO.
                           303/798-9617
-------------------------------------------------------------------------------
 OFFICER    INTEREST      PRINCIPAL    FUNDING   MATURITY  CUSTOMER    LOAN
 INITIALS     RATE         AMOUNT       DATE       DATE     NUMBER    NUMBER

   KB        9.750%      $171,787.00  05/06/97   05/05/00  P026375   697341779
-------------------------------------------------------------------------------

                                PROMISE TO PAY

For value received, Borrower promises to pay to the order of Lender indicated above the principal amount of ONE HUNDRED SEVENTY-ONE THOUSAND SEVEN HUNDRED
                             ------------------------------------------------
EIGHTY-SEVEN AND NO/100  Dollars ($171,787.00) plus interest on the unpaid
------------------------           ----------
principal balance at the rate and in the manner described below. All amounts received by Lender shall be applied first to late payment charges and expenses, then to accrued interest, and then to principal.

INTEREST RATE: Interest shall be computed on the basis of 360 days and the
                                                         -------------------
actual number of days   per year.  So long as there is no default under this
-----------------------
Note, interest on this Note shall be calculated at the fixed rate of NINE and
                                                                    ----------
750/1000   percent (9.750%) per annum or at the maximum rate of interest
---------           ------
permitted by law, whichever is less.

DEFAULT RATE: In the event of any default under this Note, the Lender may in its discretion, determine that all amounts owed to Lender shall bear interest at
the lessor of:   21
               -------------------------------------------------------------
or the maximum interest rate Lender is permitted to charge by law.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

   35 PAYMENTS OF $5,533.77 BEGINNING JUNE 5, 1997 AND CONTINUING AT MONTHLY TIME INTERVALS THEREAFTER. A FINAL PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND PAYABLE ON MAY 5, 2000.








All payments will be made to Lender at its address described above and in lawful currency of the United States of America.

RENEWAL:  If checked, [_] this Note is a renewal of Loan Number____________.

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in, and pledges and assigns to Lender all of Borrower's rights, title, and interest, in all monies, instruments, savings, checking and other deposit accounts of Borrower's, (excluding IRA, Keogh and trust accounts and deposits subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control. Upon default, and to the extent permitted by applicable law, Lender may exercise its security interest in all such property which shall be in addition to Lender's common law right of setoff. [X] If checked, the obligations under this Note are also secured by a lien and/or security interest in the property described in the documents executed in connection with this Note as well as any other property designated as security now or in the future.

PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, all prepayments will be credited as determined by Lender and as permitted by law. If this Note is prepaid in full, there will be: [_] No minimum finance charge or prepayment penalty. [X] A minimum finance charge of $ 25.00. [_] A prepayment penalty of
                                          ------
_______ % of the principal prepaid.

LATE PAYMENT CHARGE: If a payment is received more than    10    days late,
                                                        ---------
Borrower will be charged a late payment charge of $      n/a    or   5.000  % of
                                                   ------------    ---------
the payment amount, whichever is [_] greater [_] less, as permitted by law.

-------------------------------------------------------------------------------

BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS AND AGREES TO THE TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

NOTE DATE:  MAY 6, 1997


BORROWER: PITCHERS!, INC.                 BORROWER: PITCHERS!, INC.
          A COLORADO CORPORATION                    A COLORADO CORPORATION

 By: /s/ Herbert I. Lee                    By: /s/ Carol A. Van Gytenbeek
 -----------------------------             --------------------------------
 HERBERT I. LEE                            CAROL A. VAN GYTENBEEK
 PRESIDENT                                 SECRETARY/TREASURER

BORROWER: PITCHERS!, INC.                 BORROWER: PITCHERS!, INC.
          A COLORADO CORPORATION                    A COLORADO CORPORATION

 By: /s/ Lorry D. Hanson                   By: /s/ Jean A. Sertich
 -----------------------------             --------------------------------
 LORRY D. HANSON                           JEAN A. SERTICH
 VICE PRESIDENT                            VICE PRESIDENT


BORROWER: HERBERT I. LEE                  BORROWER: CAROL A. VAN GYTENBEEK

     /s/ Herbert I. Lee                        /s/ Carol A. Van Gytenbeek
 -----------------------------             --------------------------------
 HERBERT I. LEE                            CAROL A. VAN GYTENBEEK
 Individually                              Individually

BORROWER: LORRY D. HANSON                  BORROWER: JEAN A. SERTICH

     /s/ Lorry D. Hanson                       /s/ Jean A. Sertich
 -----------------------------             --------------------------------
 LORRY D. HANSON                           JEAN A. SERTICH
 Individually                              Individually

     (b) xxx to perform any obligation or breaches any warranty or covenant to Lender contained in this Note or any other present or future written agreement regarding this or any indebtedness of Borrower to Lender;
     (c) provides or causes any false or misleading signature or representation to be provided to Lender;
     (d) allows the collateral securing this Note (if any) to be lost, stolen, destroyed damaged in any material respect, or subjected to seizure or confiscation;
     (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, any guarantor, or any of their property;
     (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or
     (g) causes Lender to deem itself insecure for any reason, or Lender, for any reason, in good faith deems itself insecure .

2. RIGHTS OF LENDER ON DEFAULT: If there is a default under this Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

     (a) to declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full;
     (b) to collect the outstanding obligation of Borrower with or without reporting to judicial process;
     (c)  to take possession of any collateral in any manner permitted by law;
     (d) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender;
     (e) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance with or without resorting to legal process;
     (f) to set-off Borrower's obligations against any amounts due to Borrower including, but not limited to monies, instruments, and deposit accounts maintained with Lender; and
     (g) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order. Lender's remedies under this paragraph are in addition to those available at common law, such as the right to set-off.

3. DEMAND FEATURE: If this Note contains a demand feature, than notwithstanding anything to the contrary contained in this Note, Lender's rights with respect to the events of default identified above shall not be limited, restricted, impaired or otherwise adversely affected by the demand feature of this Note. Lender's right to demand payment, at any time, and from time to time, shall be Lender's sole and absolute discretion, whether or not any default has occurred.

4. FINANCIAL INFORMATION: Borrower will provide Lender with current financial statements and other financial information (including, but not limited to, balance sheets and profit and loss statements) upon request.

5. MODIFICATION AND WAIVER: The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or date to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver on any other ocassion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs of releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co-borrower, guarantor or collateral.

6. SEVERABILITY AND INTEREST LIMITATION: If any provision of this Note violates the law or is unenforceable, the rest of the Note will remain valid. Notwithstanding anything contained in this Note to the contrary, in no event shall interest accrue under this Note, before or after maturity, at a rate in excess of the highest rate permitted by applicable law, and if interest (including any charge or fee held to be interest by a court of competent jurisdiction) in excess thereof be paid, any excess shall constitute a payment of, and be applied to, the principal balance hereof, and if the principal balance has been fully paid, then such interest shall be repaid to the Borrower.

7. ASSIGNMENT: Borrower will not be entitled to assign any of its rights, remedies or obligations described in this Note without the prior written consent of Lender which may be withheld by Lender in its sole discretion. Lender will be entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower in any manner.

8. NOTICE: Any notice or other communication to be provided to Borrower or Lender under this Note shall be in writing and sent to the parties at the addresses described in this Note or such other address as the parties may designate in writing from time to time.

9. APPLICABLE LAW: This Note shall be governed by the laws of the state indicated in Lender's address. Borrower consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding pertaining to the negotiation, execution, performance or enforcement of any term or condition contained in this Note or any related loan document and agrees not to commence or seek to remove such legal proceeding in or to a different court.

10. COLLECTION COSTS: If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Note, Borrower agrees to pay Lender's attorney's fees, to the extent permitted by applicable law, and collection costs.

11. MISCELLANEOUS: This Note is being executed for commercial/agricultural purposes. Borrower and Lender agree that time is of the essence. Borrower waives presentment, demand for payment, notice of dishonor and protest. Borrower hereby waives any right to trial by jury in any civil action arising out of, or based upon, this Note or the collateral securing this Note. If Lender obtains a judgment for any amount due under this Note, interest will accure on the judgment of the Default Rate described in this Note. As reference to Borrower in this Note shall include all of the parties signing this Note. If there is more than one Borrower, their obligations will be joint and several. This Note and any related documents represent the complete and integrated understanding between Borrower and Lender pertaining to the terms and conditions of those documents.

12. ADDITIONAL TERMS:
    SECURED BY 3RD DEED OF TRUST ON 10175 E HAMPDEN AVE. DENVER CO. & INVENTORY, FURNITURE, FIXTURES, & EQUIPMENT.

                    DISBURSEMENT REQUEST AND AUTHORIZATION

----------------------------------------------------------------------------------------------------------------
  Principal   Loan Date     Maturity      Loan No     Call     Collateral      Account      Officer     Initials
 $35,382.00   03-16-1998   06-16-1998    697345083    500          35          P0263750        SG
----------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
----------------------------------------------------------------------------------------------------------------

 Borrower:   PITCHERS, INC. (TIN: 84-1121584); ET. AL.    Lender:   Aurora National Bank
             2852 W. BOWLES                                          10660 E. Collax Avenue
             LITTLETON, CO 80120                                     P O Box 128
                                                                     Aurora, CO 80010-5030
================================================================================================================

LOAN TYPE. This is a Fixed Rate (9.750%), Non-Revolving Line of Credit Loan to PITCHERS, INC., HERBERT I. LEE, LORRY D. HANSON, JEAN A. SERTICH and CAROL A. VAN GYTENBEEK for $35,382.00 due on June 16, 1998.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

        [_] Personal, Family, or Household Purposes or Personal Investment

        [X] Business (including Real Estate Investment).

SPECIFIC PURPOSE.  The specific purpose of this loan is: PAY TAXES

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $35,382.00 as follows:

 Amount paid to Borrower directly:                            $35,000.00
    $35,000.00 Lender's Check # DISBURSED AS NEEDED

 Other Charges Financed:                                          $32.00
    $32.00 RECORDING

 Total Financed Prepaid Finance Charges:                         $350.00
    $350.00 LOAN ORIGINATION FEE
                                                           --------------
 Note Principal:                                              $35,382.00


FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MARCH 16, 1998.


BORROWER:

PITCHERS, INC.

By: /s/ Herbert I. Lee
   --------------------------------------
   HERBERT I. LEE, PRESIDENT

By: /s/ Lorry D. Hanson
   --------------------------------------
   LORRY D. HANSON, VICE PRESIDENT

By: /s/ Jean A. Sertich
   --------------------------------------
   JEAN A. SERTICH, VICE PRESIDENT

By: /s/ Carol A. Van Gytenbeek
   --------------------------------------
   CAROL A. VAN GYTENBEEK, SECRETARY/TREASURER

 x  /s/ Herbert I. Lee
   --------------------------------------
   HERBERT I. LEE, Co-Borrower

 x  /s/ Lorry D. Hanson
   --------------------------------------
   LORRY D. HANSON, Co-Borrower

 x  /s/ Jean A. Sertich
   --------------------------------------
   JEAN A. SERTICH, Co-Borrower

 x  /s/ Carol A. Van Gytenbeek
   --------------------------------------
   CAROL A. VAN GYTENBEEK, Co-Borrower

=============================================================================

     The term "indebtedness" as used herein shall mean the indebtedness evidenced by this Note including principal, interest, and expenses, whether contingent, now due or hereafter to become due and whether heretofore or contemporaneously herewith or hereafter contracted. The term "Collateral" as used in this Note shall mean any funds, guaranties or other property or rights therein of any nature whatsoever or the proceeds thereof which may have been, are, or hereafter may be, hypothecated, directly or indirectly by the undersigned or others, in connection with, or as security for, the indebtedness of any part thereof. The Collateral, and each part thereof, shall secure the indebtedness and each part thereof. The covenants and conditions set forth or referred to in any and all instruments of hypothecation constituting the Collateral are hereby incorporated in this Note as covenants and conditions of the undersigned with the same force and effect as though such covenants and conditions were fully set forth herein.

     The Indebtedness shall immediately become due and payable, without notice or demand, upon the appointment of a receiver or liquidator, whether voluntary or involuntary, for the undersigned or for any of its property, or upon the filing of a petition by or against the undersigned under the provisions of any State insolvency law or under the provisions of the Bankruptcy Reform Act of 1978, as amended, or upon the making by the undersigned of an assignment for the benefit of its creditors. Holder is authorized to declare all or any part of the Indebtedness immediately due and payable upon the happening of any of the following events: (1) Failure to pay any part of the Indebtedness when due; (2) nonperformance by the undersigned of any agreement with, or any condition imposed by, Holder or Small Business Administration (hereinafter called "SSA"), with respect to the indebtedness; (3) Holder's discovery of the undersigned's failure in any application of the undersigned to Holder or SBA to disclose any fact deemed by Holder to be material or of the making therein or in any of the said agreements, or in any affidavit or other documents submitted in connection with said application of the indebtedness, of any misrepresentation by, on behalf of, or for the benefit of the undersigned; (4) the reorganization (other than a reorganization pursuant to any of the provisions of the Bankcruptcy reform act of 1978,as amended) or merger or consolidation of the undersigned (or the making of any agreement therefor) without the prior written consent of Holder; (5) the undersigned's failure duly to account, to Holder's satisfaction, at such time or times as Holder may require, for any of the Collateral or proceeds thereof,coming into the control of the undersigned; or (6)the institution of any suit affecting the undersigned deemed by Holder to affect adversely its interest hereunder in the collateral or otherwise. Holder's failure to exercise its rights under this paragraph shall not constitute a waiver thereof.

     Upon the nonpayment of the indebtedness, or any part thereof, when due, whether by acceleration or otherwise, Holder is empowered to sell, assign, and deliver the whole or any part of the Collateral at public or private sale, without demand, advertisment or notice of the time or place of sale or of any adjournment thereof, which are hereby expressly waived. After deducting all expenses incidental to or arising from such sale or sales, Holder may apply the residue of the proceeds thereof to the payment of the indebtedness, as it shall deem proper, returning the excess, if any, to the undersigned. The undersigned hereby waives all right of redemption or appraisement whether before or after the sale.

     Holder is further empowered to collect or cause to be collected or otherwise to be converted into money all or any part of the Collateral, by suit or otherwise, and to surrender, compromise, release, renew, extend, exchange, or substitute any item of the Collateral in transactions with the undersigned or any third party, irrespective of any assignment thereof by the undersigned, and without prior notice to or consent of the undersigned or any assignee. Whenever any item of the Collateral shall not be paid when due, or otherwise shall be in default, whether or not the indebtedness, or any part thereof, has become due. Holder shall have the same rights and powers with respect to such item of the Collateral as are granted in this paragraph in case of nonpayment of the indebtedness, or any part thereof, when due. None of the rights, remedies, privileges, or powers of Holder expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other right, remedy, privilege, and power now or hereafter existing in favor of Holder, whether at law or equity, by statute or otherwise.

     The undersigned agrees to take all necessary steps to administer, supervise, preserve, and protect the Collateral; and regardless of any such action taken by holder, there shall be no duty upon Holder in this respect. The undersigned shall pay all expenses of any nature, whether incurred in or out of court, and whether incurred before or after this notice shall become due at its maturity date or otherwise, including but not limited to reasonable attorney's fees and costs, which Holder may deem necessary or proper in connection with the satisfaction of the indebtedness or the administration, supervision, protection of (including, but not limited to, the maintenance of adequate insurance) or the realization upon the collateral. Holder is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the amount of the indebtedness,and charge interest thereon at the rate specified herein with respect to the principal amount of the Note.

     The security rights of the holder and its assignee hereunder shall not be impaired by Holders sale, hypothecation, rehypothecation of any note of the undersigned or any item of the Collateral, or by any indulgence, including but not limited to (a) any renewal, extension, or modification which Holder may grant with respect to the indebtedness or any part thereof, or (b) any surrender, compromise, release, renewal, extension, exchange, or substitution which Holder may grant in respect of the Collateral, or (c) any indulgence granted in respect of any endorser, guarantor, or surety. The purchaser, assignee, transferee, or pledges of this Note. The Collateral, and guaranty and any other document (or any of them), sold, assigned, transferred, pledged, or repledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this note and all applications of the undersigned to holder or SBA as if said purchaser, assignee, transferee, or pledges were originally named as payee in this Note and in said application or applications.

03-16-1998                   PROMISSORY NOTE
Loan No 697345091              (Continued)
================================================================================
PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. EACH BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

PITCHERS!, INC.

By: /s/ Herbert I. Lee
   --------------------------------------
   HERBERT I. LEE, PRESIDENT

By: /s/ Lorry D. Hanson
   --------------------------------------
   LORRY D. HANSON, VICE PRESIDENT

By: /s/ Jean A. Sertich
   --------------------------------------
   JEAN A. SERTICH, VICE PRESIDENT

By: /s/ Carol A. Van Gytenbeek
   --------------------------------------
   CAROL A. VAN GYTENBEEK, SECRETARY/TREASURER

 x  /s/ Herbert I. Lee
   --------------------------------------
   HERBERT I. LEE, Co-Borrower

 x  /s/ Lorry D. Hanson
   --------------------------------------
   LORRY D. HANSON, Co-Borrower

 x  /s/ Jean A. Sertich
   --------------------------------------
   JEAN A. SERTICH, Co-Borrower

 x  /s/ Carol A. Van Gytenbeek
   --------------------------------------
   CAROL A. VAN GYTENBEEK, Co-Borrower

=============================================================================